                                                                   EXHIBIT 10.11
                           [GREET STREET LETTERHEAD]

                                                                 August 21, 1997

Scott Weiss
Director, Business Development
Hotmail Corporation
1290 Oakmead Parkway, Suite 218
Sunnyvale, CA  94086

             AGREEMENT BETWEEN HOTMAIL CORPORATION AND GREET STREET

Dear Scott:

This Agreement is entered into as of August 21, 1997, by and between THE VIRTUAL MALL, INC., d.b.a. GREET STREET, a California corporation with its principal office at 123 Townsend Street, San Francisco, California 94107 ("Greet Street") and HOTMAIL CORPORATION, a California corporation with its principal office at 1290 Oakmead Parkway, Sunnyvale, California 94086, ("Hotmail") concerning Greet Street's provision of social expression and electronic greeting products and services to Hotmail's users.

1.      Background

Hotmail is the leading Web-based free E-mail service.

Greet Street is the leading provider of online digital greetings and social expression products (also referred to as Dynamic E-mail). Greet Street's service allows customers to personalize digital postcards and animated E-greetings(R) products and have them delivered by E-mail or via the Internet to the recipient(s) of their choice. Animated E-greetings(R) products are currently scheduled for launch later this year.

2.      Greet Street Responsibilities

Greet Street agrees to undertake the following responsibilities:

a)      Store creation

Greet Street will create and host a co-branded Web site (hereafter referred to as "the Store"). The Store will be based upon Greet Street's current Web site, but will include the Hotmail logo in the main category frame. Such logo will be prominently positioned and displayed according to Greet Street's standards for partner logos. The Store homepage will incorporate more extensive co-branding, with the Hotmail logo displayed at least as prominently as the Greet Street logo. Greet Street will provide Hotmail with specifications for any Hotmail-specific copy or artwork required for inclusion in the Store. It is anticipated that Hotmail will implement a frame at the top of the Store to allow for easy return back to. Hotmail.

The Store will offer a wide array of digital greeting products, appropriate for a broad consumer audience in addition to specific community niches. For the purposes of rating the content of these


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

products, Greet Street's product database is segmented into categories that roughly correspond to the commonly accepted G, PG and R ratings of motion pictures. Greet Street agrees that it will not offer products within the Store in those categories which Hotmail instructs Greet Street in writing not to offer.

Hotmail understands that the design and structure of the Store is subject to modification by Greet Street from time to time. However, Hotmail shall have the right to review and approve the introduction of new product types that are materially different from Greet Street's current offerings (Animated Greetings will be considered part of Greet Street's current offerings. Hotmail will not withhold such approval so long as the new offering (a) is demonstrably similar in nature or an enhancement to existing digital greeting products, (b) does not adversely impact Hotmail's operating resources and (c) does not violate or conflict with any agreement to which Hotmail is a party or by which the Hotmail service is bound.

b)      Store management

Greet Street will be responsible for all management and operation of the Store, including, for example, all customer service, content management and product loading. Greet Street will (a) provide and manage all servers, telecommunications, facilities maintenance, operations and technical support related to the delivery of the Store, and (b) provide all technical, support, sales, administrative and management personnel, facilities, equipment, supplies and services as are necessary to develop, launch and maintain the Store as contemplated by this Agreement.

Hotmail will make commercially reasonable efforts to ensure that Greet Street's products may be received and displayed by users of the Hotmail service.

Greet Street will make commercially reasonable efforts to operate the Store in compliance with commonly accepted technical performance standards and will make commercially reasonable efforts to ensure that the technical performance standards for the Store will meet or exceed the measured performance of Greet Street's other commercially available Web sites.

c)      Technical integration

Hotmail and Greet Street agree to mutually determine a minimum level of integration between Hotmail's E-mail service and the Store's product ordering and personalization process. For example, by way of illustration only, Hotmail may choose to pass Greet Street the E-mail addresses of each user so that Greet Street may automatically populate the "From" field of Dynamic E-mail products purchased by that customer.

Greet Street and Hotmail agree to mutually explore further options for integrating the Store with Hotmail's service.

d)      Order tracking

Greet Street's server software will record every purchase that originates from the Store. This includes purchases from customers who have clicked through to the Store directly from Hotmail and from those who have "bookmarked" the Store and returned there to make a purchase independently of Hotmail. Greet Street's reporting requirements are detailed in Section 7.

e)      Restrictions on usage

Greet Street will implement terms and conditions of sale that are at least as restrictive as those implemented from time to time by Hotmail in connection with `spamming' and harassment by users of its Email service, and such terms and conditions of sale shall specifically prohibit the use of the Store for the purposes of `spamming' or harassment. Furthermore, Greet Street will make commercially reasonable efforts to prevent usage of the Store for such purposes and will reasonably cooperate with Hotmail to respond to any such `spamming' or harassment that is determined to have originated from the Store.

3.      Hotmail Responsibilities

a)      Integration of the Store with Hotmail

The Store will be, accessed through each of the main communication areas of Hotmail, including:

o   E-mail Compose page;

o   Compose Reply-Mail page;

o   Address Book;

o   Address QuickList.

In the event that Hotmail introduces additional communication utilities and areas (for example, "buddy" lists and chat functionality), the parties will mutually determine whether to link to the Store from these areas. Hotmail will give reasonable consideration to Greet Street's request for such links but will not be obligated to include them. Any new areas on the Hotmail site (www.Hotmail.com) will be covered by Section 5 on exclusivity.

Hotmail agrees that the Store will be accessible with no more than one click from each of the communication areas listed above and will be clearly and prominently available to every Hotmail customer during every session in which the communication areas are accessed:

o Hotmail users will access the Store via a "button" on each of the communication areas that are hyperlinked to the Store. Such buttons will be presented in such a manner as to make them appear an integral extension of the Hotmail service and will be provided with the same level of prominence as the other integral functions of those areas. For example, the button on the E-mail Compose page will have the same level of prominence as the current "E-mail Lookup" button.

o Greet Street and Hotmail will mutually determine the wording and/or artwork to be placed on these buttons. If, at any time, Hotmail allows or enables other third parties to display their trademarks and/or trademark notices on those pages within the Hotmail service containing buttons linking to the Store, then Hotmail shall enable Greet Street to display its trademark "E-greetings(R)," and associated trademark notices, provided that all use of Greet Street's trademarks shall be subject to Greet Street's trademark usage guidelines and quality control standards. Where necessary, Hotmail will provide Greet Street with specifications for any artwork or copy to be provided by Greet Street.

Greet Street understands that the design and overall structure of the Hotmail service is subject to modification and that such modification may affect the placement and size of certain elements of the interface. However, Hotmail agrees that such modifications will not materially and adversely affect the overall prominence and accessibility of the buttons and links to the Store.

b)      Promotion

Hotmail will make commercially reasonable efforts to promote the use of Greet Street' services on an on-going basis. Specifically, Hotmail undertakes the following promotions as no cost to Greet Street:

i.      "Welcome" page promotion

Hotmail is planning to introduce a "Welcome" page that will be displayed to every user immediately after they have logged in to the Hotmail service.

It is currently anticipated that the Welcome page will be available on or before the Launch Date of the Store. The purpose of the Welcome page is to provide Hotmail with a premium area on which to communicate with customers and sell advertising. For the purposes of this Agreement, the "Launch Date" is the earlier of (a) date upon which the Store is first made publicly accessible from Hotmail via such links as detailed above and (b) October 1, 1997.

Hotmail agrees to provide Greet Street with a total of [********************] of promotion on the welcome page with a limited frequency of [*******] impressions per user per consecutive running promotion. The days of promotion must be used in increments of at least [**************] each and are limited to [*********] different runs in total. Only [*************************************] will be allowed in the first [********************] following the Launch Date, unless the Welcome page is not available on or before the Launch Date. Such promotion will be at the same level of prominence offered to most other third parties. Hotmail will enable `pacing' of such impressions at such time as pacing is readily available as part of Hotmail's course of normal business operations.

ii.     Banner impressions

Hotmail will provide Greet Street with [***********************] banner impressions each [*****] during the first [**************] following the Launch Date. For the second [********************] following the Launch Date, Hotmail will provide Greet Street with monthly advertising impressions equal to [***
*******************************************************************************
************************************************************] (this royalty is described in Section 7 - Royalty Payments). By way of example only, if the advance royalty guarantee payable for the [***************************] were to equal [********], then Hotmail would provide Greet Street with [*********** ***********] free impressions each month.

iii.    Targeting of promotion and banner impressions


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

The banner impressions to be provided to Greet Street by Hotmail. as described above may be used by Greet Street at its discretion, provided that Hotmail is given reasonable advance notice of Greet Street's requirements and that the necessary impressions inventory has not already been pre-sold to another third party. Hotmail further agrees that:

o Greet Street may elect to target advertising impressions to any of the specific areas of the Hotmail service and demographic splits offered to other Hotmail advertisers. Hotmail agrees that Greet Street may target at least [******************] of its free advertising impressions to the E-mail compose pages.

o After [********] days from the Launch Date, Greet Street may provide Hotmail with the E-mail addresses of specific Store customers for exposure to certain advertising and promotion impressions on Hotmail. For example, Greet Street may elect to compile a list of frequent Store customers, infrequent Store customers, etc. Greet Street will provide this information to Hotmail on a timely basis, no more frequently than is mutually deemed acceptable, in the format specified by Hotmail.

o Greet Street may elect to target promotions and banners to Hotmail users who have never purchased from the Store.

If any component of Greet Street's marketing activities requires Hotmail's assistance for implementation, Hotmail will have the option (but not the obligation) to participate at its discretion. Hotmail will give reasonable consideration to such participation. Greet Street agrees to share the learning from any such marketing activities or testing in which Hotmail participates.

iv.     Future Promotional Opportunities

If Hotmail creates event or holiday-specific areas within its service (for example, Christmas promotional area, Valentine's Day promotional area, Mother's Day promotional area, etc.), then Hotmail and Greet Street shall mutually determine whether to establish a link to the Store from such areas. Hotmail will give reasonable consideration to Greet Street's request for such links, but, will not be obligated to include them

v.      Reporting

Hotmail will create a monthly report detailing, for each calendar month following the Launch Date:

o The number of page views for each promotional banner or button that is hyperlinked to the Store;

o The number of transfers from each promotional banner or button that is hyperlinked the Store;

o The total number of active Hotmail users (defined as those who access the Hotmail service a minimum of once per week during such month);

o The total number of E-mail messages sent by Hotmail customers during such month.


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Hotmail will send this report to Greet Street no later than twenty (20) days after the end of each month during the term of this Agreement following the Launch Date. Hotmail will make commercially reasonable efforts to provide Greet Street with page view and other reports on a more timely basis (e.g. daily or weekly) if the reports are readily available as part of Hotmail's course of normal business operations.

4.      Other Promotional Undertakings

[********************************************

************************************************************************
*******************************************************************************
****************************************************************************
*****************************************************************************
****************************************************************************
********************************************************************************
********************************************************************
*************************************************************************
*****************************************************************************
*************************************************************************
*******************************************************************************
**************************

********************************************************************************
*******************************************************************************
********************************************************************************
********************************************************************************
******************************************************************************
****************************************************************]

b)      Greet Street advertising commitment

Greet Street agrees to spend no less than [********] to purchase additional advertising on Hotmail over the term of this Agreement, beyond the free advertising and promotion to be provided by Hotmail pursuant to Section 3(b) (Promotion) above. [*********************************************************
****************************************************************] At least
[*******] of the total commitment must be spent within the [************** ******] following the Launch Date and an additional [*******] within the first [******** ******] following the Launch Date.

5.      Exclusivity

The Store represents an important new channel of distribution for Greet Street's Dynamic E-mail products, and Greet Street is willing to undertake the necessary investment to develop this distribution channel, conditioned upon Hotmail's agreement as follows:

[**************************************************************************
********************************************************************************
******************************************************************************
******************************************************************************
*******************************************************]


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

[******************************************************************************
*****************************************************************************
*******************************************************************************
*******************************************************************************

*******************************************************************
********************************************************************************
****************************************************************************
************************************************************************
*************************************************************************
********************************************************************************
*******************************************************************************]

6.      Customer Information and Marketing

Greet Street will provide Hotmail, on a quarterly basis, an electronic report which includes the E- mail addresses of all Hotmail users who have (a) made purchases or (b) sent free cards in the Store. In addition, after 120 days from the Launch Date, Greet Street will provide on a quarterly basis Greet Street's standard aggregate report on all Hotmail user information collected that will include a card category, purchase volumes by date, average purchase frequency and a report of other services used (e.g. reminders for Holidays, birthdays etc.). However, due to privacy considerations, this report will not include the details of specific customer orders, purchase volumes or order history. Greet Street will provide Hotmail with such reports on a more timely basis (e.g., monthly, weekly or daily), if the reports are readily available as part of Greet Street's course of normal business operations.

Any personal information collected by Greet Street from Hotmail customers who purchase from the Store will remain confidential to Greet Street. For example, by way of illustration only, credit card details, birthdays, details of friends & relatives and other personal information are provided by customers to the Store on a confidential basis and will not be provided to Hotmail.

Hotmail warrants that it shall keep all customer information provided by Greet Street confidential and will not share such information with any third party, nor sell advertising to any party engaged in the Dynamic E-mail business based upon such information both during the term of and for [*************] following the expiration of this agreement. However, Hotmail may, on a confidential basis, share aggregate information (as described above) provided by Greet Street with parties who are not engaged in the Dynamic E-mail business.

In addition, Hotmail shall not engage, nor shall it permit or enable any third party to engage, in direct promotion, advertising or other forms of marketing, which (i) is based upon the customer information provided to it by Greet Street, that would be reasonably likely to jeopardize Greet Street's relationships with its customers, or (ii) includes, mentions or refers to, either directly or indirectly, Greet Street, or any of Greet Street's other trademarks, without the prior written approval of Greet Street, which approval will not be withheld unreasonably.

7.      Royalty Payments

[****************]


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

[**************************************************************************
*********************************************

        *      ******************************                   ********

        *      **************************                        *******

        *      *****************************                    ********

[*******************************************************************************
**************************************************************************
*****************************************************************************
******************************************************************************
***************************************************************************
****************************************************************************
******************************************************************************
*****************************************************************************
*******************************************************************************
*******************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
******************************************************************************

********************************************************************************
**************************************************************************
****************************************************************************
******************************************************************************
****************************************************************************
*****************************************************************************
****************************************]

[*****************

*****************************************************************************
****************************************************************************
********************************************************************************
*******************************************************************************
*******************************************************************************
***************************************************************************
******************************************************

**************************************************************************
************

***************************************************************************
    ***************************

****************************************************************

***************************************************************************]


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

[*************************************************************************
**************************************************************************]

Greet Street will send this report to Hotmail, together with a check payable to Hotmail for the amount equal to any royalties due on such revenue as specified above, no later than thirty (30) days after the end of each calendar quarter following the Launch Date.

Hotmail will have the right, at its own expense, to direct an independent certified public accounting firm to inspect and audit of all the accounting and sales books and records of Greet Street that are relevant to gross revenues booked by Greet Street from the sale of product in the Store; provided that (a) any such inspection and audit will be conducted during regular business hours in such a manner as not to interfere with normal business activities; (b) in no event will audits be made hereunder more frequently than once each calendar year; (c) if any audit should disclose an underpayment, Greet Street will immediately pay such amount to Hotmail; and (d) the reasonable fees and expenses relating to any audit which reveals an underpayment in excess of five percent (5%) of the amount owing will be borne entirely by Greet Street.

8.      Term, Termination and Renewal

[***************************************************************************
**********************]

In the event of any material breach hereof by a party, the other party will have the right to terminate this Agreement following thirty (30)-days' written notice and opportunity to cure. Termination will not affect accrued payment obligations, but no further advance royalty payments shall be due following termination. In the event Greet Street terminates this Agreement as a result of an uncured breach by Hotmail, Hotmail shall refund all advances paid to it by Greet Street, less the amount of royalties, if any, that shall have been credited or recouped against such amounts as of the effective date of termination.

If, other than under Title 11 of the United States Code, either party becomes subject to any voluntary or involuntary insolvency, cession, bankruptcy, or similar proceedings, then the other party shall have the right to immediately terminate this Agreement.

[*******************************************************************************
********************************************************************************
*******************************************************************************
***********************************************************************
**************************************************************************
***********************************************************************]

9.      Confidentiality

Both parties shall treat as confidential and proprietary all confidential information provided by one party to the other in connection with this Agreement and the party receiving such information shall not use or disclose such information to any third parties (except to the extent otherwise permitted by this Agreement) without the prior written consent of the disclosing party, unless such information is or becomes generally known to the public or is independently

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

developed or generated by the receiving party by personnel who have no access to the information disclosed to the receiving party or as otherwise required by law.

In addition, neither party will reveal the specific financial terms of this Agreement to a third party, with limited exceptions to allow the party to reveal such information to its legal and financial advisers, accountants, and actual or prospective investors and lenders, to permit a party to enforce its rights hereunder, and otherwise as required by law.

10.     Licenses

If at any time, Hotmail grants Greet Street the right to include its trademark notices within the Hotmail, service as contemplated in Section 3a, then Greet Street will grant Hotmail an appropriate trademark usage license.

[*****************************************************************************
***************************************************************************
**************************************************************************
******************************************************************************
*****************************************************************************
******************************************************************************
********]

11.     Representations and Warranties

Each party represents and warrants to the other party that such party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; and the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement, binding obligation or commitment to which such party is a party or by which it is otherwise bound; and when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that such enforcement may be subject to applicable federal or state bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability. In addition, Greet Street represents and warrants to Hotmail that it is the owner of all right, title and interest in and to, or is the licensee with the right to use, reproduce, distribute and sell as contemplated in this Agreement, the Dynamic Email products to be marketed and sold in the Store, and that the Dynamic Email products (prior to their modification or customization by Hotmail customers) do not and will not (x) infringe on or violate any intellectual property right of any third party or (y) violate any applicable law, regulation or third party right when used in a manner consistent with this Agreement. In the event that any party becomes aware of any such infringement (or alleged infringement) or violation, such party will promptly notify the other party and shall provide all information relating to such matters as such other party may reasonably request.

EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 11, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PRODUCTS AND SERVICES CONTEMPLATED BY THIS AGREEMENT, INCLUDING ANY IMPLIED

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR
NON-INFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

[*************************************************************************
*******************************************************************************
****************************************************************************
****************************************************************************
*************************************]

12.     Indemnification

Subject to the limitations set forth below, Greet Street, at its own expense, will defend, or at its option settle, any claim, suit or proceeding against Hotmail and pay any final judgment entered or settlement against Hotmail in any such claim, suit or proceeding, to the extent that such claim, suit or proceeding is based upon (a) the infringement of any trademark or service mark rights by the E-greetings trademark or the Greet Street logo; (b) the infringement or misappropriation of any patent, copyright or trade secret, or violation of any other third party right, in connection with the operation of the Store; or (c) any other third party claim arising out of, relating to or resulting from the operation of the Store, except to the extent such claim arises out of or results from the negligence or willful misconduct of Hotmail, including any breach by Hotmail of its obligations under this Agreement. Greet Street will have no obligation to Hotmail pursuant to this Section 12 unless:
(x) Hotmail gives Greet Street prompt written notice of the claim, suit or proceeding and cooperates reasonably with Greet Street; and (y) Greet Street is given the right to control and direct the investigation, preparation, defense and settlement of the claim, suit or proceeding.

Subject to the limitations set forth below, Hotmail, at its own expense, will defend, or at its option settle, any claim, suit or proceeding against Greet Street and pay any final judgment entered or settlement against Greet Street in any-such claim, suit or proceeding, to the extent that such claim, suit or proceeding is based upon (a) the infringement of any trademark or service mark rights by the Hotmail trademark or logo; (b) the infringement or misappropriation of any patent, copyright or trade secret or the violation of any other third party right; or (c) any third party claim arising out of, relating to or resulting from the operation of Hotmail's service (excluding the Store), except to the extent such claim arises out of or results from the negligence or willful misconduct of Greet Street including any breach by Greet Street of its obligations under this Agreement. Hotmail will have no obligation to Greet Street pursuant to this Section 12 unless: (x) Greet Street gives Hotmail prompt written notice of the claim, suit or proceeding and cooperates reasonably with Hotmail; and (y) Hotmail is given the right to control and direct the investigation, preparation, defense and settlement of the claim, suit or proceeding.

13.     Press Release

Upon the execution of this Agreement the parties will work together to write a joint press release, describing the relationship created by this Agreement. The parties agree to collaborate to write additional joint press releases on an on-going basis.


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

14.     Miscellaneous Provisions

a)      Intellectual Property

Except as expressly provided in Section 11 of this Agreement, Greet Street will acquire no title to or interest in any of Hotmail's copyrights, trademarks or other intellectual property rights and Hotmail shall acquire no title to or interest in any of Greet Street's copyrights, trademarks or other intellectual property rights.

b)      Parties not Joint Venturers

This Agreement is intended as a distribution agreement between the parties, and nothing contained herein shall be construed so as to make the parties partners or joint venturers or agents of one another.

c)      Modifications and Waivers

No waiver or modification of any of the terms of this Agreement shall be valid unless in writing, signed by both parties. Failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of such rights.

d)      Invalidity of Separable Provisions

If any provision of this Agreement is for any reason held to be invalid, such provision shall be enforced to the maximum extent permissible and the remaining provisions of this Agreement will remain in full force and effect, provided that the essential purposes of this Agreement may be maintained.

e)      Entire Understanding; Amendments

This Agreement contains the entire understanding of the parties with respect to its subject matter, and supersedes all prior or contemporaneous understandings and communications between the parties on that subject matter. No provision of this Agreement may be changed or modified except as provided in a separate writing, signed by the parties. There are no representations, warranties, promises, or undertakings between the parties other than those contained in this Agreement.

f)      Choice of Law and Jurisdiction

This Agreement shall be construed and governed in accordance with the laws of the State of California as applied to contracts made and performed therein, without reference to its conflict of laws principles. Both parties hereby submit to jurisdiction in State and Federal Courts in California.

g)      Attorneys' Fees

If any legal action at law or in equity, arbitration or other action or proceeding is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees in addition to costs of suit and to any other relief which that party may be entitled.

h)      Force Majeure

Neither party shall be liable for any failure or delay in the performance of obligations due to force majeure, namely any cause or matter not within its reasonable control and not reasonably foreseeable by the party. Such a party shall be entitled to suspend performance of its obligations under this Agreement to the extent that and for so long as effected by the force majeure.

i)      Construction

The captions and section headings of this Agreement are intended for ease of reference only and shall not be used in the interpretation or construction of this Agreement. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. By way of example and not in limitation, this Agreement shall not be construed in favor of the party receiving a benefit nor against the party responsible for the drafting of any particular language in this Agreement.

j)      Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

k)      Changes over Time

The parties acknowledge that because of the rapid pace of technological change and evolution in the industries associated with the Internet and software related thereto, many of the underlying facts and circumstances (including assumptions regarding the facts and circumstances) that were the basis for the allocation of various rights and obligations pursuant to this Agreement are likely to change over time. In drafting this Agreement, the parties have addressed relevant facts and issues as they exist with current technologies and today's business models; however, the parties also intend for this Agreement to remain in force throughout the term as such technologies and business models change over time, with appropriate modifications to reflect such equitable adjustments as are required to maintain a substantially comparable allocation of rights and obligations in light of changed circumstances. The parties do not intend for this Agreement to be effectively nullified or abrogated because of changed circumstances, but rather intend that the intent and purpose of this Agreement be preserved as circumstances change. To such end, the parties agree that certain provisions regarding the parties' respective rights and obligations under this Agreement, while drafted to address current circumstances, are also intended to reflect general principles to be implemented by the parties in a pragmatic and meaningful way as such circumstances change. Notwithstanding the foregoing, the provisions of this Section 14(i) shall not apply to those rights and/or obligations that should not be affected by changes in technology and/or business models.

IN WITNESS HEREOF, the parties have executed this Agreement as of the date set forth above.

Hotmail Corporation                      The Virtual Mall, Inc.

                                         (d/b/a Greet Street)

By:     /s/ Scott Wiseman                By: /s/ Paul Lipman
   ---------------------------------         --------------------------
                                             Paul Lipman,
Its: Director, Business Development          Director of Business Development

                              ADDENDUM TO AGREEMENT
                                     BETWEEN
                      HOTMAIL CORPORATION AND GREET STREET

As permitted by section 14e. of the Agreement Between Hotmail Corporation and Greet Street, that became effective on August 21st, 1997, the parties hereby agree to amend the Agreement as of August 1, 1998 (Addendum Effective Date) as follows:

Modifications and Amendments

The following paragraph will be added at the end of Section 3bi:

The current promotion of an "Email greetings" button on Hotmail's "Centerpoint" page will be deemed (acceptable as a "welcome" page promotion each day of Centerpoint promotion will count towards Greet Street's aforementioned [*******] of promotion. This button will remain in effect until October 1998. As of the effective date of this addendum, Greet will have a total of [*********] Mail-me banner campaigns consisting of a minimum of [********] impressions per campaign.

The following paragraph will be added at the end of Section 3bii:

Hotmail agrees to bonus Greet Street an additional 1 million banner impressions per month as of the Addendum Effective Date for the term of the agreement. Greet Street may elect to accrue these additional impressions and use them all in one month during the contract term.

Section 4a shall be deleted.

The following paragraph will be added at the end of Section 7a:

Greet Street will make an additional payment to Hotmail in the amount of [*******] on October 1, 1998.

The following paragraph will be added at the end of Section 8 paragraph 1:

"This Agreement Shall commence on August 21 and terminate one (1) year after the Launch Date" Shall be modified as follows:

This Agreement shall commence on August 21 and will expire on November 1, 1998. The agreement will renew automatically on November 1, 1998 for successive thirty
(30) day periods unless one party serves written notice to the other party of its intention not to renew at least ten (10) days. prior to the end of the period. The additional renewal periods are subject to the following contractual modifications:

Substitute Section 7 with:

Greet Street agrees to pay Hotmail a fixed fee of [*******] per month ([*******] for the month of October, as specified above).


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, each of the parties hereto have executed this Addendum as of the Addendum effective date.

Hotmail Corporation                               Greet Street


By:      /s/ Sabeer Bhatia                        By:     /s/ Paul Lipman
      ----------------------------------               -------------------------
Name:    Sabeer Bhatia                            Name:   Paul Lipman
      ----------------------------------               -------------------------
Title:   GM, Hotmail - MS                         Title:  VP, Consumer Business
       ---------------------------------                 -----------------------

Date:    8/11/98                                  Date:   8/7/98
      ----------------------------------               -------------------------